STATEMENT OF ADDITIONAL INFORMATION

                      MAY 1, 2000, AS AMENDED MAY 11, 2000

                                JNL SERIES TRUST



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         This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus dated May 1, 2000 (the "Prospectus"). Not all Series described in this SAI may be available for investment. The Prospectus may be obtained at no charge by calling (800) 766-4683, or writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002.
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                                TABLE OF CONTENTS

         General Information and History ..............................       2
         Common Types of Investments and Management Practices .........       2
         Additional Risk Considerations ...............................      14
         Investment Restrictions Applicable to all Series .............      18
         Trustees and Officers of the Trust ...........................      25
         Performance ..................................................      28
         Investment Adviser and Other Services ........................      34
         Purchases, Redemptions and Pricing of Shares .................      47
         Additional Information .......................................      48
         Tax Status ...................................................      50
         Financial Statements .........................................      51
         Appendix A - Ratings of Investments ..........................     A-1

                         GENERAL INFORMATION AND HISTORY

         The JNL Series Trust (the "Trust") is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated June 1, 1994. The Trust offers shares in separate Series, each with its own investment objective.

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

         This section describes some of the types of securities a Series may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Series may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Series' investment objective(s) and policies described in the Prospectus and in this SAI.

ASSET-BACKED SECURITIES. A Series may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of consumer loans and most are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of the Series. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Series may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Series' ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

BANK OBLIGATIONS. A Series may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, a Series may mortgage or pledge securities in amounts up to 15% of its net assets.

CASH POSITION. A Series may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. For temporary, defensive purposes, a Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A Series may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bonds groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which the Series invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

COMMERCIAL PAPER. A Series may invest in commercial paper.  Commercial paper are
short-term  promissory  notes  issued  by  corporations   primarily  to  finance
short-term credit needs. Certain notes may have floating or variable rates.

COMMON AND PREFERRED STOCKS. A Series may invest in common and/or preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

CONVERTIBLE SECURITIES AND WARRANTS. A Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

CATASTROPHE BONDS. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane or an earthquake. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Series investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Series will recover its principal plus interest. Catastrophe bonds may also expose the Series to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences.

DIVERSIFICATION. Certain of the Series are diversified companies, as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). A Series that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by:

o        cash and cash items (including receivables),
o        Government securities,
o        securities of other investment companies, and
o other securities limited in respect to any one issuer to not more than 5% of the value of the Series' total assets and to not more than 10% of the outstanding voting securities of such issuer.

         These percentage limitations are measured at the time that a Series acquires a security, and a Series will not lose its diversification status if the Series' holdings exceed these percentages because of post-acquisition changes in security prices.

EQUITY SWAPS. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Series the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Series will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Series on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Series on the notional amount.

         The Series will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that is contractually obligated to be made. If the other party to an equity swap defaults, the Series' risk of loss consists of the net amount of payments that such Series is contractually entitled to receive, if any. The net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Series' custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Series will not treat them as being subject to the Series' borrowing restrictions.

FIXED-INCOME SECURITIES. A Series may invest in fixed-income securities of companies which meet the investment criteria for the Series. The price of fixed-income securities fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

FOREIGN CURRENCY TRANSACTIONS. A Series will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash), basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Series will generally not enter into a forward contract with a term of greater than one year.

         There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various countries where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

FOREIGN SECURITIES. A Series may invest in foreign securities. Investors should realize that investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a Series' diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S.
standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Series, may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Series may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

         Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Series' total return; and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Series' income.

         The Series' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, in accordance with regulations adopted by the Commodity Futures Trading Commission (CFTC), a Series will employ such techniques only for
(1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Series' net assets.

         Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

HIGH-YIELD BONDS. A Series may invest its assets in fixed-income securities offering high current income that are in the lower-rated categories of recognized rating agencies or, if not rated, considered to be of comparable quality. These lower-rated fixed-income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rated categories. High-yield bonds are commonly referred to as "junk bonds."

         High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

HYBRID INSTRUMENTS. A Series may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. A Series may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities not determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees;
over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions.

INFLATION-INDEXED BONDS. A Series may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

         If  the  periodic   adjustment  rate  measuring  inflation  falls,  the
principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Series may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANIES. A Series may invest in investment companies to the extent permitted under the 1940 Act. As a shareholder in an investment company, the Series would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

         A Series may invest cash balances into investment companies managed by a common investment adviser or its affiliates. A Series' investments in any such fund will not be subject to any additional fees, including management and administrative fees.

MORTGAGE-BACKED SECURITIES. A Series may invest in mortgage-backed securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Series are passed through to the Series. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Series. This principal is returned to the Series at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

MORTGAGE DOLLAR ROLLS. A Series may enter into mortgage dollar rolls in which a Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Series foregoes principal and interest paid on the mortgage-backed securities. A Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments. A Series may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Series enters into a mortgage "dollar roll", it will establish an account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Series' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

PARTICIPATIONS AND ASSIGNMENTS. A Series may invest in fixed- and floating-rate loans (Loans) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (Lenders). A Series may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties (Assignments). Participations typically will result in a Series having a contractual relationship only with the Lender, not with the borrower. A Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Series will acquire Participations only if the Lender interpositioned between a Series and the borrower is determined by the sub-adviser to be creditworthy. When a Series purchases Assignments from Lenders, a Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

         A Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, a Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Series' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. A Series currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investment in illiquid securities. However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Series may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation of which either at least 75% of its income is passive or an average of at least 50% of its assets produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such investment companies.

PORTFOLIO TURNOVER. To a limited extent, a Series may engage in short-term transactions if such transactions further its investment objective. A Series may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. The REITs in which a Series may invest include equity REITs, which own real estate properties and realize income from rents and gain or loss from the sale of real estate interests, and mortgage REITs, which make construction, development and long-term mortgage loans and realize income from interest payments on loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, heavy cash flow dependency, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified. REITs (especially mortgage REITs) are subject to interest rate risk.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Series may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or dealer) to repurchase that security from the Series at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security. The Series must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

         The Series may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Series, together with other registered investment companies having management agreements with a common investment adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

         When a Series invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

SHORT SALES. A Series may sell securities short. A short sale is the sale of a security the Series does not own. It is "against the box" if at all times when the short position is open the Series owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Series engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security goes up, the Series will have to buy it back at a loss to make good on the borrowing.

SHORT-TERM CORPORATE DEBT SECURITIES. A Series may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS (SPDRS). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Series as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

STRIPPED MORTGAGE-BACKED SECURITIES. A Series may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities, which may be issued by agencies or instrumentalities of the U.S. Government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (IOs, or interest-only securities), while the other class will receive all of the principal (POs, or principal-only securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (Code), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Series.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

SUPRANATIONAL  AGENCY  SECURITIES.  A Series may invest in securities  issued or
guaranteed  by  certain  supranational   entities,  such  as  the  International
Development Bank.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities. These include securities issued by the Federal National Mortgage Association
(Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

WARRANTS. A Series may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Series may purchase securities on a when-issued or delayed delivery basis (When-Issueds) and may purchase securities on a forward commitment basis (Forwards). Any or all of the Series' investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between PURCHASE and settlement, no payment is made by the Series to the issuer and no interest accrues to the Series. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Series makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Series will maintain cash and/or liquid assets with its custodian bank at least equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Series (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON AND PAY-IN-KIND BONDS. Unless otherwise stated herein, a Series may invest up to 10% of its assets in zero coupon bonds or strips. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. A Series may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

         Zero coupon and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

         Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING MARKETS. The considerations noted below under "Foreign Securities" may be intensified in the case of investment in developing countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Series' investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

FOREIGN  SECURITIES.  Investments  in  foreign  securities,  including  those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Series. Securities of some foreign issuers in many cases are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Series may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Series will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Series which invest primarily in foreign securities are particularly susceptible to such risks. American Depositary Receipts do not involve the same direct currency and liquidity risks as foreign securities.

         The share price of a Series that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Series' foreign investments may cause changes in a Series' share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Series invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Series, depending on the extent of the Series' foreign investments.

         A Series may employ certain strategies in order to manage exchange rate risks. For example, a Series may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Series may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Series' assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Series could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Series may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Series may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Series anticipates purchasing securities denominated in or exposed to a particular currency, the Series may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

         These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Series' performance if the sub-adviser's projection of future exchange rates is inaccurate.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Series to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, that Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include:
(i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Series would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

         The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

         A Series may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The sub-adviser will analyze the credit- worthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. (See Appendix A for a description of bond rating categories).

HIGH-YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Series investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See "Foreign Securities.") The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Series may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Series and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be a risk factor which the Series would have to consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

SECURITIES LENDING. Lending securities enables a Series to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Series' portfolio securities must maintain acceptable collateral with that Series' custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines. A Series may reinvest any cash collateral in money market investments or other short-term liquid investments. A Series will retain authority to terminate any of its loans at any time. A Series may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A Series will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Series will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Series' interest.

                INVESTMENT RESTRICTIONS APPLICABLE TO ALL SERIES

FUNDAMENTAL POLICIES. Each Series is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Series if a matter affects just that Series), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Series) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

         (1) Each Series, except the JNL/Janus Capital Growth Series, JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, JNL/S&P Equity Aggressive Growth Series II, JNL/S&P Conservative Growth Series, JNL/S&P Moderate Growth Series, JNL/S&P Aggressive Growth Series, Lazard/JNL Small Cap Value Series and Lazard/JNL Mid Cap Value Series, shall be a "diversified company," as such term is defined under the 1940 Act.

         (2) No Series may invest more than 25% of the value of their respective assets in any particular industry (other than U.S. Government securities), except the PPM America/JNL Money Market Series. The telecommunications industry is comprised of several services which are considered separate industries by the sub-advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there will be more service industries created.

         (3) No Series may invest directly in real estate or interests in real estate; however, the Series may own debt or equity securities issued by companies engaged in those businesses.

         (4) No Series may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Series from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         (5) No Series may lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         (6) No Series may act as an underwriter of securities issued by others, except to the extent that a Series may be deemed an underwriter in connection with the disposition of portfolio securities of such Series.

         (7) No Series may invest more than 15% of a Series' net assets (10% in the case of the PPM America/JNL Money Market Series and the JNL/Alger Growth
Series) in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or Commercial Paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accordance with guidelines established by the Board of Trustees.

         (8) The Series will not issue senior securities except that they may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Series' total assets by reason of a decline in net assets, the Series will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts.

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the Series. These restrictions are operating policies of the Series and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

  For each Series, to the extent applicable:

         (a) The Series intend to comply with the CFTC regulations limiting a Series' investments in futures and options for non-hedging purposes.

  For the JNL/Alger Growth Series:

         (a) At least 85% of the Series' net assets, under normal market conditions, will be invested in equity securities and at least 65% of its total assets will be invested in the equity secuities of companies that, at the time their securities are purchased by the Series, have a market capitalization of $1 billion or more.

         (b) The Series may hold up to 15% of its net assets in money market instruments and repurchase agreements.

  For the JNL/Alliance Growth Series:

         (a) The Series may invest up to 25% of its total assets in foreign securities.

  For the JNL/Eagle Core Equity Series:

         (a) At least 65% of the Series' total assets, under normal market conditions, will be invested in U.S. common stocks.

         (b)      The   Series   may   invest  up  to  35%  of  its   assets  in
                  non-investment grade securities.

         (c) The Series may invest up to 25% of its total assets in foreign securities.

  For the JNL/Eagle SmallCap Equity Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in the equity securities of companies that, at the time their securities are purchased by the Series, have a market capitalization under $1 billion.

         (b) The Series may invest up to 5% of its assets in non-investment grade securities.

  For the JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in stocks.

  For the JNL/J.P. Morgan International & Emerging Markets Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers.

         (b) The Series may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company.

For each of the JNL/Janus Aggressive Growth Series, JNL/Janus Capital Growth Series and JNL/Janus Global Equities Series:

         (a) The Series may not invest more than 35% of its net assets in high-yield/high-risk bonds.

         (b) The Series may not invest more than 25% of its assets in mortgage- and asset-backed securities.

         (c) The Series may not invest more than 10% of its assets in zero coupon bonds.

For the JNL/Janus Balanced Series and JNL/Janus Growth & Income Series:

         (a) The Series may not invest more than 35% of its net assets in high-yield/high-risk bonds.

         (b) The Series may not invest more than 10% of its assets in zero coupon bonds.

  For the JNL/PIMCO Total Return Bond Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in fixed-income securities.

         (b)      The   Series   may   invest  up  to  10%  of  its   assets  in
                  non-investment grade fixed-income securities rated at least B by Moody's or S&P.

         (c) The Series may invest up to 20% of its assets in securities denominated in foreign currencies. A minimum of 75% of currency exposure will be hedged.

         (d) The Series may invest up to 10% of its assets in securities of issuers based in emerging markets.

         (e)      The Series  may not  invest  more than 5% of its net assets in
                  any   combination  of  inverse   floater,   interest-only   or
                  principal-only securities.

         (f) The Series may not enter into a swap agreement with a party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series' assets.

  For the JNL/Putnam Growth Series:

         (a) The Series may invest up to 20% of its net assets in foreign securities.

JNL/Putnam International Equity Series:

         (a) The Series normally invests at least 65% of its total assets in equity securities of companies located in three countries other than the U.S. Companies are located outside the U.S. if
                  (1) the are not organized under U.S. law, (2) their principal office is outside the U.S., (3) their securities are principally traded outside the U.S., (4) 50% or more of total revenues come from outside the U.S. or (5) 50% or more of assets are outside the U.S.

  For the JNL/Putnam Value Equity Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in equity securities.

         (b) The Series may invest up to 25% of its total assets in the common stocks of foreign issuers.

  For the JNL International Index Series:

         (a) The Series may hold up to 25% of its value in MSCI E.A.FE. futures contracts.


  For the JNL Russell 2000 Index Series:

         (a) The Series may hold up to 5% of its value in Russell 2000 Index futures contracts.

  For the JNL S&P 500 Index Series:

         (a) The Series may hold up to 25% of its value in S&P 500 Index futures contracts.

  For the Lazard/JNL Mid Cap Value Series:

         (a) At least 80% of its total assets will generally be invested in the equity securities of undervalued medium size companies.

         (b) The Series may invest up to 15% of its total assets in foreign securities.

  For the Lazard/JNL Small Cap Value Series:

         (a) At least 80% of its total assets will generally be invested in the equity securities of small U.S. companies in the range of the Russell 2000 Index.

         (b) The Series does not currently intend to invest more than 10% of its total assets in the securities of unseasoned companies.

  For the PPM America/JNL Balanced Series:

         (a) At least 25% of its assets will be invested, under normal market conditions, in fixed-income senior securities.

         (b) The Series may invest up to 35% of its net assets in non-investment grade securities rated at least Ca by Moody's Investors Services, Inc. (Moody's) or CC by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P).

  For the PPM America/JNL High Yield Bond Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in bonds rated Ba or below by Moody's or BB or below by S&P, or if unrated, of comparable quality.

         (b) The Series may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P.

         (c) The Series may invest up to 25% of its assets in foreign securities.

  For the PPM America/JNL Money Market Series:

         (a) The Series may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. Government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accordance with Rule 2a-7 under the 1940 Act.

         (b) The Series may invest more than 25% of its total assets in the domestic banking industry. There are no limitations on investments in U.S. Government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

  For the Salomon Brothers/JNL Balanced Series:

         (a) The Series currently expects that at least 40% of its total assets will be invested, under normal market conditions, in equity securities.

         (b) The Series may invest up to 20% of its net assets in nonconvertible fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, are determined to be of comparable quality.

         (c) The Series may invest up to 20% of its total assets in foreign securities.

         (d) The Series may not invest more than 10% of its assets in repurchase agreements maturing in more than 7 days.

  For the Salomon Brothers/JNL Global Bond Series:

         (a) The Series does not currently intend to invest more than 75% of its assets in medium- or lower-rated securities.

         (b) The Series may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Series' objectives.

         (c) To maintain liquidity, the Series may invest up to 20% of its assets in high-quality, short-term money market instruments.

         (d) The Series may not make loans of its portfolio securities with a value in excess of 25% of its total assets.

  For the Salomon Brothers/JNL High Yield Bond Series:

         (a) At least 80% of its total assets will be invested, under normal market conditions, in non-investment grade fixed-income securities.

         (b) The Series may invest up to 35% of its total assets in the securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country.

         (c)      The Series may invest up to 10% of its total  assets in either
                  (i) equipment lease certificates, equipment trust certificates and conditional sales contracts or (ii) limited partnership interests.

         (d)      The Series may invest up to 10% of its total  assets in common
                  stock,  convertible  securities,   warrants  or  other  equity
                  securities when consistent with its objective.

         (e) To maintain liquidity, the Series may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

  For the Salomon Brothers/JNL U.S. Government & Quality Bond Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in: U.S. Treasury obligations; obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; mortgage-backed securities guaranteed by Ginnie Mae that are supported by the full faith and credit of the U.S. Government; mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government; and collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed either by (i)the credit alone of the U.S. Government agency or instrumentality which issues or guarantees them or (ii) the full faith and credit of the U.S. Government.

         (b) The Series may invest up to 35% of its assets in U.S. dollar-denominated securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or if unrated, determined to be of comparable quality.

         (c) The Series may not invest more than 10% of its total assets in obligations of foreign issuers.

         (d) The Series may not make loans of its portfolio securities with a value in excess of 25% of its total assets.

  For the T. Rowe Price/JNL Established Growth Series:

         (a) The Series may invest up to 30% of its total assets (excluding reserves) in foreign securities.

  For the T. Rowe Price/JNL Mid-Cap Growth Series:

         (a) At least 65% of its total assets will be invested, under normal market conditions, in mid-cap (as defined in the Prospectus) common stocks with above-average growth potential.

         (b) The Series may invest up to 25% of its total assets (excluding reserves) in foreign securities.

  For the T. Rowe Price/JNL Value Series:

         (a) The Series may invest up to 25% of its total assets (excluding reserves) in foreign securities.

INSURANCE LAW RESTRICTIONS. In connection with the Trust's agreement to sell shares to the separate accounts, Jackson National Financial Services, LLC (JNFS) and the insurance companies may enter into agreements, required by certain state insurance departments, under which JNFS may agree to use its best efforts to assure and to permit insurance companies to monitor that each Series of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Series failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Series or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The trustees set broad policies for each Series and choose the Trust's officers. The following is a list of the trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, and JNLNY Variable Fund II LLC. Each of the Trustees is also a Trustee or Manager of each of the other funds in the Fund Complex and each of the Trust's officers is also an officer of one or more of the funds in the Fund Complex.

ANDREW B. HOPPING* (Age 41), 5901 Executive Drive, Lansing, Michigan 48911 Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
President and Chief Executive Officer of the Trust and each of the other funds in the Fund Complex
JNL Series Trust, Vice President (8/96 to 8/97)
JNL Series Trust, Treasurer (8/96 to 8/97)
JNL Series Trust, Chief Financial Officer (8/96 to 8/97)
Jackson National Life Distributors, Inc., Treasurer (1/98 to present)
Jackson National Financial Services, LLC, President and Managing Board Member (3/98 to present)
Jackson National Life Insurance Company, Executive Vice President
(7/98 to present)
Jackson National Life Insurance Company, Chief Financial Officer
(12/97 to present)
Jackson National Life Insurance Company, Senior Vice President (6/94 to 7/98) National Planning Corporation, Vice President (5/98 to 7/98)
Jackson National Life Distributors, Inc., Chief Financial Officer and Vice President (7/97 to present)
National Planning Corporation, Director (6/97 to present)
Jackson National Financial Services, Inc., Chief Executive Officer and President (7/97 to 5/98)
Countrywide Credit, Executive Vice President (3/92 to 6/94)

JOSEPH FRAUENHEIM (Age 65), 1405 Cambridge, Lansing, MI  48911
Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
Consultant (1991 to present)

ROBERT A. FRITTS* (Age 51) 5901 Executive Drive, Lansing, Michigan 48911 Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
Vice President, Treasurer and Chief Financial Officer of the Trust and each of the other funds in the Fund Complex
JNL Series Trust, Assistant Treasurer (2/96 to 8/97)
JNL Series Trust, Assistant Secretary (12/94 to 2/96)
Jackson National Life Insurance Company, Vice President and Controller
(8/82 to present)

THOMAS J. MEYER (Age 53) 5901 Executive Drive, Lansing, Michigan 48911
Vice President, Secretary and Counsel of the Trust and each of the other funds in the Fund Complex
Jackson National Life Insurance Company, Senior Vice President (7/98 to present) Jackson National Life Insurance Company, Secretary (9/94 to present)
Jackson National Life Insurance Company, General Counsel (3/85 to present) Jackson National Life Insurance Company, Vice President (3/85 to 7/98)

RICHARD MCLELLAN (Age 58), 1191 Carriageway North, East Lansing, MI 48823 Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
Dykema Gossett PLLC, Attorney

PETER MCPHERSON (Age 59), 1 Abbott Road, East Lansing, MI  48824
Trustee of the Trust and Member of the Board of Managers of each of the other funds in the Fund Complex
Michigan State University, President (10/93 to present)

MARK D. NERUD (Age 33) 225 West Wacker Drive, Suite 1200, Chicago, IL 60606 Vice President and Assistant Treasurer of the Trust and each of the other funds in the Fund Complex
Jackson National Financial Services, LLC, Chief Financial Officer
(3/98 to present)
Jackson National Financial Services, LLC, Managing Board Member
(3/98 to present)
National Planning Corporation, Vice President (5/98 to present)
Jackson National Life Distributors, Inc., Chief Operating Officer
(7/97 to present)
Jackson National Financial Services, Inc., Director (1/98 to 5/98)
Jackson National Financial Services, Inc., Chief Operating Officer
(6/97 to 5/98)
Jackson National Financial Services, Inc., Treasurer (6/97 to 5/98)
Jackson National Life Insurance Company, Vice President - Fund Accounting & Administration (1/00 to present)
Jackson National Life Insurance Company, Assistant Vice President - Mutual Fund Operations (4/97 to 12/99)
Jackson National Life Insurance Company, Assistant Controller (10/96 to 4/97) Jackson National Life Insurance Company, Senior Manager - Mutual Fund Operations (4/96 to 10/96)
Voyageur Asset Management Company, Manager - Mutual Fund Accounting
(5/93 to 4/96)

SUSAN S. MIN (Age 28), 5901 Executive Drive, Lansing, MI  48911
Assistant Secretary of the Trust and each of the other funds in the Fund Complex Jackson National Financial Services, LLC, Secretary
Jackson National Life Insurance Company, Senior Attorney (1/00 to present) Goldman, Sachs & Co., Associate (10/99 to 12/99)
Van Eck Associates Corporation, Staff Attorney (9/97 to 10/99)

-----------
*Trustees who are interested persons as defined in the Investment Company Act of 1940.

         As of January 20, 2000, the officers and trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Trust. To the extent required by applicable law, Jackson National Life Insurance Company will solicit voting instructions from owners of variable insurance or variable annuity contracts. All shares of each Series of the Trust will be voted by Jackson National Life Insurance Company in accordance with voting instructions received from such variable contract owners. Jackson National Life Insurance Company will vote all of the shares which it is entitled to vote in the same proportion as the voting instructions given by variable contract owners, on the issues presented, including shares which are attributable to Jackson National Life Insurance Company's interest in the Trust.

         The trustees who are "interested persons" and officers as designated above receive no compensation from the Trust. Disinterested Trustees will be paid $5,000 for each meeting of the Board of Trustees that they attend. The fees to the disinterested Trustees are divided among the funds in the Fund Complex based on their relative size.

For the year ended December 31, 1999, the disinterested Trustees received the following fees from the Trust for service as Trustee:

                                               PENSION OR RETIREMENT BENEFITS
                     AGGREGATE COMPENSATION         ACCRUED AS PART OF
                         FROM THE ADVISER             TRUST EXPENSES
TRUSTEE
Joseph Frauenheim           $16,000                         $0
Richard McLellan            $16,000                          0
Peter McPherson             $16,000                          0

                                   PERFORMANCE

         A Series' historical performance may be shown in the form of total return and yield. These performance measures are described below. Performance advertised for a Series may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Trust. Such charges, described in the prospectus for the Contract, will have the effect of reducing a Series' performance.

         Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Series. Yield is a measure of the net investment income per share earned over a specific one month or 30-day period (seven-day period for the PPM America/JNL Money Market Series) expressed as a percentage of the net asset value.

         A Series' standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission (SEC). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for a Series for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Series' shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period.

         The standardized average annual total return for each Series for the periods indicated was as follows:


                                                                            One-Year Period          Commencement of
                                                                           Ended December 31,         Operations to
                                                                                  1999              December 31, 1999
                                                                          ---------------------    ---------------------
JNL/Alger Growth Series** ............................................           33.80%                   27.08%
JNL/Alliance Growth Series**** .......................................           28.23%                   33.64%
JNL/Eagle Core Equity Series*** ......................................           23.55%                   23.96%
JNL/Eagle SmallCap Equity Series*** ..................................           19.27%                   19.09%
JNL/J.P. Morgan International & Emerging Markets Series**** ..........           38.02%                   18.38%
JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series**** ..............            N/A                     6.85%
JNL/Janus Aggressive Growth Series* ..................................           94.43%                   42.10%
JNL/Janus Capital Growth Series* .....................................          124.19%                   44.09%
JNL/Janus Global Equities Series* ....................................           64.58%                   36.45%
JNL/Janus Growth & Income Series****** ...............................           4.98%                    -2.64%
JNL/PIMCO Total Return Bond Series**** ...............................           -0.26%                   2.92%
JNL/Putnam Growth Series* ............................................           29.41%                   30.51%
JNL/Putnam International Equity Series******* ........................           32.11%                   14.78%
JNL/Putnam Value Equity Series* ......................................           -1.04%                   16.96%
JNL/S&P Conservative Growth Series I***** ............................           19.52%                   13.85%
JNL/S&P Moderate Growth Series I***** ................................           26.74%                   18.75%
JNL/S&P Aggressive Growth Series I***** ..............................           35.38%                   25.02%
JNL/S&P Very Aggressive Growth Series I***** .........................           48.86%                   33.84%
JNL/S&P Equity Growth Series I***** ..................................           43.19%                   27.72%
JNL/S&P Equity Aggressive Growth Series I***** .......................           45.25%                   29.67%
JNL/S&P Conservative Growth Series II***** ...........................           16.14%                   6.14%
JNL/S&P Moderate Growth Series II***** ...............................           22.77%                   14.10%
JNL/S&P Aggressive Growth Series II***** .............................           28.66%                   16.11%
JNL/S&P Very Aggressive Growth Series II***** ........................           42.42%                   28.44%
JNL/S&P Equity Growth Series II***** .................................           36.29%                   19.99%
JNL/S&P Equity Aggressive Growth Series II***** ......................           39.61%                   23.92%
Lazard/JNL Mid Cap Value Series**** ..................................           4.77%                    -1.78%
Lazard/JNL Small Cap Value Series**** ................................           1.96%                    -6.27%
PPM America/JNL Balanced Series* .....................................           -0.11%                   11.64%
PPM America/JNL Money Market Series* .................................           4.67%                    4.93%
PPM America/JNL High-Yield Bond Series* ..............................           1.09%                    8.32%
Salomon Brothers/JNL Balanced Series**** .............................           0.09%                    3.23%
Salomon Brothers/JNL Global Bond Series* .............................           1.87%                    7.79%
Salomon Brothers/JNL High-Yield Bond Series**** ......................           -1.76%                   -0.25%
Salomon Brothers/JNL U.S. Government & Quality Bond Series* ..........           -2.50%                   5.42%
T. Rowe Price/JNL Established Growth Series* .........................           21.77%                   26.74%
T. Rowe Price/JNL Mid-Cap Growth Series* .............................           24.01%                   25.27%

         *  Commenced operations on May 15, 1995.
         **  Commenced operations on October 16, 1995.
         ***  Commenced operations on September 16, 1996.
         **** Commenced operations on March 2, 1998. Performance figures are not annualized.
         ***** The JNL/S&P Conservative Growth Series I commenced operations on April 9, 1998; the JNL/S&P Moderate Growth Series I commenced operations on April 8, 1998; the JNL/S&P Aggressive Growth Series I commenced operations on April 8, 1998; the JNL/S&P Very Aggressive Growth Series I commenced operations on April 1, 1998; the JNL/S&P Equity Growth Series I commenced operations on April 13, 1998; the JNL/S&P Equity Aggressive Growth Series I commenced operations on April 15, 1998; the JNL/S&P Conservative Growth Series II commenced operations on April 13, 1998; the JNL/S&P Moderate Growth Series II commenced operations on April 13, 1998; the JNL/S&P Aggressive Growth Series II commenced operations on April 13, 1998; the JNL/S&P Very Aggressive Growth Series II commenced operations on April 13, 1998; the JNL/S&P Equity Growth Series II commenced operations on April 13, 1998; the JNL/S&P Equity Aggressive Growth Series II commenced operations on April 13, 1998 and the JNL/J.P. Morgan Enhanced S&P 500 Index Series commenced operations on May 16, 1999. Performance figures are not annualized.

         ****** Commenced operations on March 2, 1998. As of the effective date of this Statement of Additional Information, Janus Capital Corporation (Janus) has replaced Goldman Sachs Asset Management as the sub-adviser to this Series.
In addition, certain investment policies, practices and strategies have been changed to reflect the management style of Janus, the new sub-adviser. The Advisory fees have also been changed. Given these changes, the performance information shown below is not indicative in any manner of how the Series will perform in the future.

         ******* Commenced operations on May 15, 1995. As of the effective date of this Statement of Additional Information, Putnam Investment Management, Inc. has replaced Rowe-Price Fleming International, Inc. as the sub-adviser to this Series. Therefore, the performance information shown below is not indicative in any manner of how the Series will perform in the future.

         The JNL/S&P Conservative Growth Series, the JNL/S&P Moderate Growth Series, the JNL/S&P Aggressive Growth Series, the JNL Enhanced Intermediate Bond Index Series, the JNL International Index Series, the JNL Russell 2000 Index Series, the JNL S&P 500 Index Series, and the JNL S&P MidCap Index Series were not in operation in 1999. Prior to May 1, 1997, the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel Inc., the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and was sub-advised by Phoenix Investment Counsel, Inc., and the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and was sub-advised by PPM America, Inc.

         A Series' performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Series with a small asset base. A Series may not experience similar performance as its assets grow.

         The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Series has been in existence, if it has not been in existence for one of the prescribed periods.

         Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment (initial investment) in the Series' shares on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

         Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of a Series include general market conditions, operating expenses and investment management.

         The yield for a Series other than the PPM America/JNL Money Market Series is computed in accordance with a standardized method prescribed by the rules of the SEC. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment. Under this method, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                                     a-b   6
                  YIELD   =       2[(---+1)  -1]
                                     cd
Where:
         a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the offering price (net asset value) per share on the last day of the period.

         The yield for the 30-day period ended December 31, 1999, for each of the referenced Series was as follows:

    JNL/PIMCO Total Return Bond Series ................................    6.10%
    PPM America/JNL Balanced Series ...................................    3.83%
    PPM America/JNL High-Yield Bond Series ............................   10.21%
    Salomon Brothers/JNL Balanced Series ..............................    2.96%
    Salomon Brothers/JNL Global Bond Series ...........................    8.12%
    Salomon Brothers/JNL High-Yield Bond Series .......................    9.71%
    Salomon Brothers/JNL U.S. Government & Quality Bond Series ........    6.22%

         In computing the foregoing yield, the Series follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Series use to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

         The PPM America/JNL Money Market Series' yield is also computed in accordance with a standardized method prescribed by rules of the SEC. This Series' yield is a measure of the net dividend and interest income earned over a specific seven-day period expressed as a percentage of the offering price of the Series. The yield is an annualized figure, which means that it is assumed that the Series generates the same level of net income over a 52-week period. Under this method, the current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share; which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period (base period return). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The PPM America/JNL Money Market Series' yield for the seven-day period ended December 31, 1999, was 5.37%.

         The PPM America/JNL Money Market Series' effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return + 1)365/7 - 1. The PPM America/JNL Money Market Series' effective yield for the seven-day period ended December 31, 1999, was 5.52%.

         A Series' performance quotations are based upon historical results and are not necessarily representative of future performance. The Series' shares are sold at net asset value. Returns and net asset value will fluctuate, except that the PPM America/JNL Money Market Series seeks to maintain a $1.00 net asset value per share. Factors affecting a Series' performance include general market conditions, operating expenses and investment management. Shares of a Series are redeemable at the then current net asset value, which may be more or less than original cost.

         The performance of the Series may be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by Lipper Analytical Services, Inc. (Lipper), CDA Investment Technologies, Inc. (CDA) or Donoghue's Money Fund Report. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. A Series' performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to the Consumer Price Index, the Standard & Poor's 500 Index, the Standard & Poor's MidCap 400 Index, the Morgan Stanley Capital International All Country World Free (ex-U.S.) Index, the Morgan Stanley Capital International World Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers High-Yield Index, the Merrill Lynch Treasury Bill Index (3 month), the Salomon Smith Barney Broad Investment Grade Bond Index, the Salomon Smith Barney High Yield Market Index, the Salomon Brothers Treasury Index, the Russell 2000 Index, the Russell Midcap Index, the Morgan Stanley Europe and Australasia, Far East Equity Index, the S&P Micropal Asset Allocation USA Income Funds Sector Index, or the S&P Micropal Asset Allocation USA Balanced Funds Sector Index,. No adjustments are made for taxes payable on dividends. Lipper and CDA are widely recognized independent mutual fund reporting services. Lipper and CDA indices are weighted performance averages of other mutual funds with similar investment objectives.

         From time to time, a Series also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI).

         The net asset values and returns of the Series will fluctuate. Shares of a Series are redeemable by an investor at the then current net asset value, which may be more or less than original cost.

         A Series may periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

                      INVESTMENT ADVISER AND OTHER SERVICES

         Jackson  National  Financial  Services,  LLC ("JNFS"),  5901  Executive
Drive, Lansing, Michigan 48911, is the investment adviser to the Trust. As investment adviser, JNFS provides the Trust with professional investment supervision and management. JNFS is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom.

         JNFS acts as investment adviser to the Trust pursuant to an Amended Investment Advisory and Management Agreement. Prior to July 1, 1998, Jackson National Financial Services, Inc., an affiliate of JNFS, acted as investment adviser to the Trust. Jackson National Financial Services, Inc. transferred the Amended Investment Advisory and Management Agreement, all related investment management duties and its related professional staff to JNFS on July 1, 1998, with the approval of the Board of Trustees of the Trust.

         The Amended Investment Advisory and Management Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Series or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Series with respect to that Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Amended Investment Advisory and Management Agreement provides that JNFS shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNFS in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays JNFS a fee as described in the Prospectus. The fees paid by the Trust to Jackson National Financial Services, Inc. pursuant to the Amended Investment Advisory and Management Agreement for the fiscal year ended December 31, 1997 were
$7,264,087, and for the period from January 1, 1998 to June 30, 1998 were $6,458,387. The fees paid by the Trust to JNFS pursuant to the Amended Investment Advisory and Management Agreement from July 1, 1998 to December 31, 1998 and for the fiscal year ended December 31, 1999 were $7,786,576 and $26,522,400, respectively.

         In addition to providing the services described above, JNFS selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. JNFS monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

         Alliance Capital Management L.P. (Alliance), with principal offices at 1345 Avenue of the Americas, New York, New York 10105, serves as sub-adviser to the JNL/Alliance Growth Series. Alliance's clients are primarily major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems.

         Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as sub-adviser to the JNL/Eagle Core Equity Series and the JNL/Eagle SmallCap Equity Series. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

         Fred Alger Management, Inc. (Alger Management), which is located at 1 World Trade Center, Suite 9333, New York, New York 10048, serves as sub-adviser to the JNL/Alger Growth Series. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger are majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

         J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as sub-adviser to the JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series and the JNL/J.P. Morgan International & Emerging Markets Series. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company that also owns Morgan Guaranty Trust Company, J.P. Morgan Securities Inc. and J.P. Morgan Futures Inc. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment advisor to individual and institutional customers.

         Janus Capital Corporation (Janus Capital), a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206, serves as sub-adviser to the JNL/Janus Aggressive Growth Series, the JNL/Janus Balanced Series, the JNL/Janus Capital Growth Series, the JNL/Janus Global Equities
Series, and the JNL/Janus Growth & Income Series. Kansas City Southern Industries, Inc. (KCSI) indirectly through its wholly-owned subsidiary, Stilwell Financial, Inc., owns approximately 82% of the outstanding voting stock of Janus Capital. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board. KCSI has announced its intention to separate its transportion and financial services businesses. KCSI anticipates the separation to be completed in the first half of 2000.

         Lazard Asset Management (Lazard), 30 Rockefeller Plaza, New York, New York 10112, serves as sub-adviser to the Lazard/JNL Mid Cap Value Series and the Lazard/JNL Small Cap Value Series. Lazard is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Its clients are both individuals and institutions.

         Pacific Investment Management Company (PIMCO), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to the JNL/PIMCO Total Return Bond Series. PIMCO is an investment counseling firm founded in 1971. PIMCO is a subsidiary of PIMCO Advisors L.P. (PIMCO Advisors). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. (PAH). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners, G.P. is the sole general partner of PAH. On October 1, 1999, an Implementation and Merger Agreement ("Merger Agreement") was entered into with Allianz of America ("Allianz"). The Merger Agreement provided for the acquisition of 70% of PAH by Allianz through a merger of a subsidiary of Allianz with and into PAH. PIMCO may, from time to time, seek research assistance and rely on other management resources of its affiliated companies. A portion of the sub-advisory fees received by PIMCO may be paid to those affiliates in return for such services provided.

         PPM America, Inc. (PPM), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the PPM America/JNL Balanced Series, the PPM America/JNL High Yield Bond Series and the PPM America/JNL Money Market Series. PPM, an affiliate of JNFS, is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., (PPM Ltd.) an investment management company engaged in global money management, which is in turn wholly owned by Prudential Corporation plc.

         Putnam Investment Management, Inc. (Putnam), located at One Post Office Square, Boston, Massachusetts 02109, serves as sub-adviser to the JNL/Putnam Growth Series, the JNL/Putnam International Equity Series, the JNL/Putnam Value Equity Series, and the JNL/Putnam Midcap Growth Series. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investment, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

         Salomon Brothers Asset Management Inc (SBAM), located at 7 World Trade Center, New York, New York 10048, serves as sub-adviser to the Salomon Brothers/JNL Balanced Series, the Salomon Brothers/JNL Global Bond Series, the Salomon Brothers/JNL High Yield Bond Series and the Salomon Brothers/JNL U.S. Government & Quality Bond Series. SBAM is an indirect wholly owned subsidiary of Citigroup Inc. SBAM was incorporated in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SBAM provides a broad range of fixed income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-advisor to various investment companies.

         In connection with SBAM's service as sub-adviser to the Salomon Brothers/JNL Global Bond Series, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. SBAM Limited is compensated by SBAM at no additional expense to the Trust. Like SBAM, SBAM Limited is an indirect, wholly owned subsidiary of Citigroup Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

         Standard & Poor's Investment Advisory Services, Inc. (SPIAS), located at 25 Broadway, New York, New York 10004, serves as sub-adviser to the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, JNL/S&P Equity Aggressive Growth Series II, JNL/S&P Conservative Growth Series, JNL/S&P Moderate Growth Series and JNL/S&P Aggressive Growth Series. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. and is affiliated with S&P. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

         T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the T. Rowe Price/JNL Established Growth Series, the T. Rowe Price/JNL Mid-Cap Growth Series, and the T. Rowe Price/JNL Value Series. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr.

         As compensation for their services, the sub-advisers receive fees from JNFS computed separately for each Series. The fee for each Series is stated as an annual percentage of the net assets of such Series. The fees are calculated based on the average net assets of each Series. The following is a schedule of the management fees JNFS currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Series as described elsewhere in this SAI and the Prospectus:


                            SERIES                                              ASSETS                        FEES

  JNL/Alger Growth Series..............................        $0 to $300 million......................      .55%
                                                               $300 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/Alliance Growth Series...........................        $0 to $250 million......................      .35%
                                                               Over $250 million.......................      .25%

  JNL/Eagle Core Equity Series.........................        $0 to $50 million.......................      .45%
                                                               $50 million to $300 million.............      .40%
                                                               Over $300 million.......................      .30%

  JNL/Eagle SmallCap Equity Series.....................        $0 to $150 million......................      .50%
                                                               $150 million to $500 million............      .45%
                                                               Over $500 million.......................      .40%

  JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series..        $0 to $25 million.......................      .35%
                                                               Over $25 million........................      .30%

  JNL/J.P. Morgan International & Emerging Markets Series....  $0 to $50 million.......................      .55%
                                                               $50 million to $200 million.............      .50%
                                                               $200 million to $350 million............      .45%
                                                               Over $350 million.......................      .40%

  JNL/Janus Aggressive Growth Series...................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/Janus Balanced Series............................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/Janus Capital Growth Series......................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/Janus Global Equities Series.....................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/Janus Growth & Income Series.....................        $0 to $100 million......................      .55%
                                                               $100 million to $500 million............      .50%
                                                               Over $500 million.......................      .45%

  JNL/PIMCO Total Return Bond Series...................        all assets..............................      .25%

  JNL/Putnam Growth Series.............................        $0 to $150 million......................      .50%
                                                               $150 million to $300 million............      .45%
                                                               Over $300 million.......................      .35%

  JNL/Putnam International Equity Series...............        $0 to $150 million......................      .65%
                                                               $150 million to $300 million............      .55%
                                                               Over $300 million.......................      .45%

  JNL/Putnam Value Equity Series.......................        $0 to $150 million......................      .50%
                                                               $150 million to $300 million............      .45%
                                                               Over $300 million.......................      .35%

  JNL/Putnam Midcap Growth Series......................        $0 to $250 million......................      .50%
                                                               Over $250  million......................      .45%

  JNL/S&P Conservative Growth Series I.................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Moderate Growth Series I.....................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Aggressive Growth Series I...................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Very Aggressive Growth Series I..............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Equity Growth Series I.......................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Equity Aggressive Growth Series I............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Conservative Growth Series II................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Moderate Growth Series II....................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Aggressive Growth Series II..................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Very Aggressive Growth Series II.............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Equity Growth Series II......................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Equity Aggressive Growth Series II...........        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Conservative Growth Index Series.............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Moderate Growth Index Series.................        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL/S&P Aggressive Growth Index Series...............        $0 to $500 million......................      .10%
                                                               Over $500 million.......................      .075%

  JNL Enhanced Intermediate Bond Index Series..........        all assets..............................      .20%

  JNL International Index Series.......................        all assets..............................      .15%

  JNL Russell 2000 Index Series........................        all assets..............................      .05%

  JNL S&P 500 Index Series.............................        all assets..............................      .05%

  JNL S&P MidCap Index Series..........................        all assets..............................      .05%

  Lazard/JNL Mid Cap Value Series......................        $0 to $50 million.......................      .55%
                                                               $50 million to $150 million.............      .525%
                                                               $150 million to $300 million............      .475%
                                                               Over $300 million.......................      .45%

  Lazard/JNL Small Cap Value Series....................        $0 to $50 million.......................      .625%
                                                               $50 million to $150 million.............      .575%
                                                               $150 million to $300 million............      .525%
                                                               Over $300 million.......................      .475%

  PPM America/JNL Balanced Series......................        $0 to $50 million.......................      .25%
                                                               $50 million to $150 million.............      .20%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .125%

  PPM America/JNL High Yield Bond Series...............        $0 to $50 million.......................      .25%
                                                               $50 million to $150 million.............      .20%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .125%

  PPM America/JNL Money Market Series..................        $0 to $50 million.......................      .20%
                                                               $50 million to $150 million.............      .15%
                                                               $150 million to $300 million............      .125%
                                                               $300 million to $500 million............      .10%
                                                               Over $500 million.......................      .075%

  Salomon Brothers/JNL Balanced Series.................        $0 to $50 million.......................      .35%
                                                               $50 million to $100 million.............      .30%
                                                               Over $100 million.......................      .25%

  Salomon Brothers/JNL Global Bond Series..............        $0 to $50 million.......................      .375%
                                                               $50 million to $150 million.............      .35%
                                                               $150 million to $500 million............      .30%
                                                               Over $500 million.......................      .25%

  Salomon Brothers/JNL High Yield Bond Series..........        $0 to $50 million.......................      .35%
                                                               $50 million to $100 million.............      .30%
                                                               Over $100 million.......................      .25%

  Salomon Brothers/JNL U.S. Government & Quality Bond Series.  $0 to $150 million......................      .225%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .10%

  T. Rowe Price/JNL Established Growth Series..........        $0 to $20 million.......................      .45%
                                                               $20 million to $50 million..............      .40%
                                                               Over $50 million........................      .40%*

  T. Rowe Price/JNL Mid-Cap Growth Series..............        $0 to $20 million.......................      .60%
                                                               $20 million to $50 million..............      .50%
                                                               Over $50 million........................      .50%*

  T. Rowe Price/JNL Value Series.......................        $0 to $50 million.......................      .50%
                                                               Over $50 million........................      .40%

* When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all amounts in this Series.

         The sub-advisory fees payable by JNFS to a sub-adviser may be reduced as agreed to by the parties from time to time. With respect to the Salomon Brothers/JNL Global Bond Series and in connection with the advisory consulting agreement between Salomon Brothers and SBAM Limited, Salomon Brothers will pay SBAM Limited, as full compensation for all services provided under the advisory consulting agreement, a portion of its investment management fee. The amount payable to SBAM Limited will be equal to the fee payable under Salomon Brothers' sub-advisory agreement multiplied by the portion of the assets of the Series that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Series.

         Subject to the supervision of JNFS and the Trustees pursuant to investment sub-advisory agreements entered into between JNFS and each of the sub-advisers, respectively, the sub-advisers invest and reinvest the Series' assets consistent with the Series' respective investment objectives and policies. The investment sub-advisory agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Series and by the shareholders of the affected Series or the Board of Trustees. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Series with respect to that Series, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNFS and the Series. Additional Series may be subject to a different agreement. The sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage the Series to comply with the provisions of
Section 817(h) of the Code, applicable to each Series (relating to the diversification requirements applicable to investments in underlying variable annuity contracts).

         The JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series, JNL S&P 500 Index Series, and JNL S&P MidCap Index Series are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Series or any member of public regarding the advisability of investing in securities generally or in the Series particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Series. S&P has no obligation to take the needs of the Licensee or the owners of the Series into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Series or the timing of the issuance or sale of the Series or in the determination or calculation of the equation by which the Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Series.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADMINISTRATIVE FEE. Each Series, except the JNL International Index Series and each of the JNL/S&P Series, pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. The JNLInternational Index Series pays an Administrative Fee of .15%. The JNL/S&P Series do not pay an Administrative Fee. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In addition, JNFS, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Prior to January 1, 1999, each Series paid all of its own operating expenses. Each Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

CUSTODIAN AND TRANSFER AGENT. The custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

         Boston  Safe  Deposit  and Trust  Company,  One Boston  Place,  Boston,
Massachusetts 02108, acts as custodian for the JNL/Alger Growth Series, JNL/Alliance Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series, JNL/J.P. Morgan International & Emerging Markets Series, JNL/Janus Aggressive Growth Series, JNL/Janus Balanced Series, JNL/Janus Capital Growth Series, JNL/Janus Global Equities Series JNL/Janus Growth & Income Series, JNL/PIMCO Total Return Bond Series, JNL/Putnam Growth Series, JNL/Putnam International Equity Series, JNL/Putnam Midcap Growth Series, JNL/Putnam Value Equity Series, JNL Enhanced Intermediate Bond Index Series, JNL International Index Series, JNL Russell 2000 Index Series, JNL S&P 500 Index Series, JNL S&P MidCap Index Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, PPM America/JNL Balanced Series, PPM America/JNL High Yield Bond Series, PPM America/JNL Money Market Series, Salomon Brothers/JNL Balanced Series, Salomon Brothers/JNL Global Bond Series, Salomon Brothers/JNL High Yield Bond Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL Midcaap Growth Series, T. Rowe Price/JNL Value Series, JNL Enhanced Intermediate Bond Index Series, JNL/SSGA International Index
Series, JNL Russell 2000 Index Series, JNL S&P 500 Index Series, and JNL S&P MidCap Index Series.

The Trust acts as custodian for the JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, JNL/S&P Equity Aggressive Growth Series II, JNL/S&P Conservative Growth Series, JNL/S&P Moderate Growth Series, and JNL/S&P Aggressive Growth Series.

         JNFS is the transfer agent and dividend-paying agent for each Series of the Trust.

INDEPENDENT ACCOUNTANTS. The Series' independent accountants, PricewaterhouseCoopers LLP, 203 North LaSalle, Chicago, Illinois 60601, audit and report on the Series' annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Series.

SERIES TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The sub-advisers have no formula for the distribution of the Trust's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

         In selecting brokers and dealers through whom to effect transactions, the sub-advisers will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction. In selecting brokers and dealers, the sub-advisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a sub-adviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the Sub-adviser. Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, a sub-adviser may consider the sale of shares of the Series or variable insurance products that use the Series as investment vehicles, or may consider or follow recommendations of JNFS that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Series, subject to the requirements of best net price available and most favorable execution. In this regard, JNFS may direct a sub-adviser to try to effect a portion of a Series' transactions through broker-dealers that give prominence to variable insurance products using the Series as investment vehicles, to the extent consistent with best net price available and most favorable execution.

         To the extent research services are used by the sub-advisers in rendering investment advice to the Trust, such services would tend to reduce the sub-advisers' expenses. However, the sub-advisers do not believe that an exact dollar value can be assigned to these services. Research services received by the sub-advisers from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the sub-advisers.

         The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Series and review commissions paid by the Series over a period of time to determine if they are reasonable in relation to the benefit to the Series.

         Any portfolio transaction for a Series may be executed through brokers that are affiliated with the Trust, JNFS and/or sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Series a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

         There may be occasions when portfolio transactions for the Trust are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of JNFS or the sub-advisers. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Trust, they are effected only when JNFS and the sub-advisers believe that to do so is in the interest of the Trust. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

         During the periods indicated, the Series paid the following amounts in brokerage commissions:

                                                  Fiscal year ended       Fiscal year ended      Fiscal year ended
                                                  December 31, 1999       December 31, 1998      December 31, 1997

JNL/Alger Growth Series***                                     $543,677               $300,075               $183,075
JNL/Alliance Growth Series*****                                  16,815                  7,467                      0
JNL/Eagle Core Equity Series****                                176,866                 70,878                 17,298
JNL/Eagle SmallCap Equity Series****                             38,923                 59,117                 33,313
JNL/J.P. Morgan International & Emerging
     Markets Series*****                                         16,988                 34,462                      0
JNL/J.P. Morgan Enhanced S&P 500 Stock Index
     Series*                                                      3,495                      0                      0
JNL/Janus Aggressive Growth Series**                            500,158                194,347                162,153
JNL/Janus Capital Growth Series**                               277,576                209,026                147,014
JNL/Janus Global Equities Series**                              559,149                487,399                453,347
JNL/Janus Growth & Income Series (formerly,
     Goldman Sachs/JNL Growth & Income
     Series)*****                                                23,133                 12,650                      0
JNL/PIMCO Total Return Bond Series*****                             349                    275                      0
JNL/Putnam Growth Series**                                      323,736                169,997                181,765
JNL/Putnam International Equity Series
     (formerly, T. Rowe Price/JNL International
     Equity Investment Series)**                                 98,046                 87,777                142,628
JNL/Putnam Value Equity Series**                                475,590                249,514                139,522
Lazard/JNL Mid Cap Value Series*****                             23,907                 11,510                      0
Lazard/JNL Small Cap Value Series*****                           12,644                  8,479                      0
PPM America/JNL Balanced Series**                                73,565                 27,513                 43,630
PPM America/JNL High Yield Bond Series**                              0                  4,823                      0
PPM America/JNL Money Market Series**                                 0                      0                      0
Salomon Brothers/JNL Balanced Series*****                         4,741                  2,066                      0
Salomon Brothers/JNL Global Bond Series**                             0                     32                      0
Salomon Brothers/JNL High-Yield Bond Series*****                      0                      0                      0
Salomon Brothers/JNL U.S. Government and
     Quality Bond Series**                                            0                      0                      0
T. Rowe Price/JNL Established Growth Series**                   420,664                239,877                114,988
T. Rowe Price/JNL Mid-Cap Growth Series**                       350,062                195,160                164,887

* Commenced operations on May 16, 1999.
** Commenced operations on May 15, 1995.
*** Commenced operations on October 16, 1995.
**** Commenced operations on September 16, 1996.
***** Commenced operations on March 2, 1998.

         During the periods indicated, the Trust paid the following amounts in brokerage commissions to affiliated broker/dealers:

                                                Period Ended December   Period Ended December       Period Ended
            Name of Broker/Dealer                      31, 1999                31, 1998           December 31, 1997
            ---------------------                      --------                --------           -----------------
Fred Alger & Co., Inc. ...................             $629,057.11           $  297,614.70           $  181,990.33
Goldman Sachs ............................                1,142.73                  821.76                    0.00
Jardine Fleming ..........................                  551.77                    0.00                    0.00
Raymond James & Associates, Inc. .........                7,281.60                4,700.00                4,306.92
Robert Fleming ...........................                2,426.04                9,558.28               34,696.52
Salomon Brothers Inc. ....................                  264.00                  178.00                    0.00

         Each of the broker/dealers listed above is affiliated with the Trust through a sub-adviser.

         The percentage of the Trust's aggregate brokerage commissions paid to affiliated broker/dealers during the period ended December 31, 1999 is as follows:

                       Broker/Dealer         Percentage of Aggregate Commissions
Fred Alger & Co., Inc. ...................                  15.966%
Goldman Sachs ............................                   0.030%
Jardine Fleming ..........................                   0.014%
Raymond James & Associates, Inc. .........                   0.185%
Robert Fleming ...........................                   0.062%
Salomon Brothers Inc. ....................                   0.007%

         As of December 31, 1999, the following Series owned securities of one of the Trust's regular broker/dealers:

                                                                                                         Amount of
                                                                                                        Securities
                         Series                                          Broker/Dealer                     Owned

JNL/Alger Growth Series                                    Morgan Stanley & Co. Inc.                       13,803,925
JNL/Alger Growth Series                                    Merrill Lynch Pierce, Fenner & Smith             1,862,050
JNL/Alliance Growth Series                                 CIT Group Holdings                                 202,800
JNL/Alliance Growth Series                                 Goldman Sachs & Co.                                178,956
JNL/Alliance Growth Series                                 Merrill Lynch Pierce, Fenner & Smith               175,350
JNL/Alliance Growth Series                                 Morgan Stanley & Co. Inc.                          656,650
JNL/Janus Growth & Income Series (formerly, Goldman
Sachs/JNL Growth & Income Series)                          Morgan Stanley & Co. Inc.                           57,100
JNL/J.P. Morgan Enhanced S&P 500 Stock Index               CIT Group Holdings                                   4,225
JNL/J.P. Morgan Enhanced S&P 500 Stock Index               Goldman, Sachs & Co.                                27,314
JNL/J.P. Morgan Enhanced S&P 500 Stock Index               Merrill Lynch Pierce, Fenner & Smith                25,885
JNL/PIMCO Total Return Bond Series                         Goldman, Sachs & Co.                               116,438
JNL/PIMCO Total Return Bond Series                         Merrill Lynch Pierce, Fenner & Smith               252,123
JNL/PIMCO Total Return Bond Series                         Morgan Stanley & Co. Inc.                          271,685
JNL/Putnam  International  Equity  Series  (formerly,      Credit Suisse Group                                373,702
T. Rowe Price/JNL International Equity Investment Series)
JNL/Putnam International Equity Series (formerly, T.
Rowe Price/JNL International Equity Investment Series)     HSBC Securities                                    387,007
JNL/Putnam Value Equity Series                             J.P. Morgan Securities, Inc.                     2,625,569
JNL/Putnam Value Equity Series                             Merrill Lynch Pierce, Fenner & Smith             1,987,718
Lazard/JNL Mid Cap Value Series                            CIT Group Holdings                                  80,275
Salomon Brothers/JNL Balanced Series                       Donaldson, Lufkin & Jenrette                        48,563
Salomon Brothers/JNL Balanced Series                       Merrill Lynch Pierce, Fenner & Smith                70,875
Salomon Brothers/JNL Global Bond Series                    Merrill Lynch Pierce, Fenner & Smith               806,710
T. Rowe Price/JNL Established Growth Series                HSBC Holdings                                      883,386
T. Rowe Price/JNL Established Growth Series                Morgan Stanley & Co. Inc                         2,398,200
T. Rowe Price/JNL Mid-Cap Growth Series                    CIT Group Inc.                                   1,719,575

CODE OF ETHICS. To mitigate the possibility that a Series will be adversely affected by personal trading of employees, the Trust, JNFS and the sub-advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Employees subject to the Code of Ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

         An insurance company may purchase shares of the Series at their respective net asset values, using premiums received with respect to Contracts issued by the company's separate accounts. These separate accounts are funded by shares of the Trust.

         All investments in the Trust are credited to the shareholder's account in the form of full and FRACTIONAL shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         As stated in the Prospectus, the net asset value (NAV) of a Series' shares is determined once each day on which the New York Stock Exchange (NYSE) is open (Business Day) at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Series' shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         The per share NAV of a Series is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on the national securities exchanges, the Nasdaq National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using exchange rates in effect at the time of valuation. A Series may determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which a Series' NAV is not calculated. A Series calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the foreign portfolio securities used in such calculation.

         For the PPM America/JNL Money Market Series, securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. The net income of the PPM America/JNL Money Market Series is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Series, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Series on the last business day of each month at the rate of one share (and fraction thereof) of the Series for each one dollar (and fraction thereof) of dividend income.

         For this purpose, the net income of the PPM America/JNL Money Market Series (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Series, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

         Because the net income of the PPM America/JNL Money Market Series is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the Series divided by the number of shares outstanding) remains at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Series, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Series in its account. Pursuant to its objective of maintaining a fixed one dollar share price, the Series will not purchase securities with a remaining maturity of more than 397 days and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

         The Trust may suspend the right of redemption for any Series only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Series and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Series represents an equal proportionate interest in that Series with each other share. The Trust reserves the right to create and issue any number of Series of shares. In that case, the shares of each Series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of a Series, shareholders are entitled to share pro rata in the net assets of such Series available for distribution to shareholders.

VOTING RIGHTS. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Series, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

         In matters affecting only a particular Series, the matter shall have been effectively acted upon by a majority vote of that Series even though: (1) the matter has not been approved by a majority vote of any other Series; or (2) the matter has not been approved by a majority vote of the Trust.

         Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

o        designate Series of the Trust; or

o        change the name of the Trust; or

o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable.

SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

                                   TAX STATUS

         The Trust's policy is to meet the requirements of Subchapter M of the Internal Revenue Code. Each Series intends to distribute taxable net investment income and capital gains to shareholders in amounts that will avoid federal income or excise tax. In addition, each Series intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of annuity and life insurance contracts issued by insurance company separate accounts. If any Series failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Series' earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of
Section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Series could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

         All income dividends and capital gain distributions, if any, on Series shares are reinvested automatically in additional shares of the Series at the NAV determined on the first Business Day following the record date, unless otherwise requested by a shareholder.

         Each Series is treated as a separate corporation for purpose of the Code and, therefore, the assets, income, and distributions of each Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

                                JNL SERIES TRUST

                              FINANCIAL STATEMENTS


The financial statements of the JNL Series Trust for the year ended December 31, 1999 are incorporated by reference from the Trust's Annual Reports to shareholders which are available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.

                      APPENDIX A -- RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE, INC.

COMMERCIAL PAPER RATINGS. The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. (Moody's). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer-acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

BOND RATINGS.
    AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S RATINGS SERVICES

ISSUE CREDIT RATINGS DEFINITIONS. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     2.   Nature of and provisions of the obligation;
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

    AAA. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC.  An obligation rated CC is currently highly vulnerable to nonpayment.

    C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS.
    A-1. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS. Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.